UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.

(Name of Registrant as Specified in Its Charter)

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April 24, 2012

Dear Shareholder:

You are cordially invited to attend the Helios and Matheson Information Technology Inc. Annual Meeting of Shareholders on May 22, 2012. The meeting will begin promptly at 10:00 a.m. at the Company’s headquarters located at Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York 10118.

The official Notice of Annual Meeting of Shareholders, proxy statement, proxy card and return envelope are included with this letter. Also enclosed is our Annual Report to shareholders for the year ended December 31, 2011. The matters listed in the Notice of the Annual Meeting of Shareholders are described in detail in the proxy statement.

The vote of every shareholder is important. Please review carefully the enclosed materials and then sign, date and promptly mail your proxy. If you sign and return your proxy card without giving any instruction, it will be voted as the Board of Directors recommends.

The Board of Directors and management look forward to greeting those shareholders who are able to attend.

Sincerely,

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.

/s/ Divya Ramachandran
Divya Ramachandran, President and Chief Executive Officer

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.
EMPIRE STATE BUILDING 350 FIFTH AVENUE
NEW YORK, NEW YORK 10118

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 22, 2012

To the Shareholders of HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.

PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Helios and Matheson Information Technology Inc. (“Helios and Matheson” or the “Company”) will be held at 10:00 a.m. (local time), on May 22, 2012, at the Company’s headquarters located at Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York 10118 for the following purposes:

1.	To elect the Board of Directors of the Company to serve until the Annual Meeting of Shareholders in 2013 and until their respective successors are duly elected and qualified; and

2.	To ratify the appointment of Mercadien, P.C. as the independent auditor of the Company for the year ending December 31, 2012.

Only shareholders of record at the close of business on March 30, 2012 are entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

You may vote in person or by proxy. You may cast your vote by dating and signing the enclosed proxy exactly as your name appears thereon and promptly returning such proxy in the envelope provided. If you sign and return your proxy card without giving any instruction, it will be voted as the Board of Directors recommends.

You may revoke your proxy by voting in person at the meeting, by written notice to the Secretary of the Company or by executing and delivering a later-dated proxy by mail, prior to the closing of the polls. Attendance at the meeting does not by itself constitute revocation of a proxy. All shares that are entitled to vote and are represented by properly completed proxies timely received and not revoked will be voted as you direct.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card promptly. This proxy statement and the accompanying form of proxy, together with the Company’s 2011 Annual Report to shareholders, are being mailed to shareholders on or about May 4, 2012. Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Umesh Ahuja
Umesh Ahuja
Chief Financial Officer and Secretary

April 24, 2012

New York, New York

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.
EMPIRE STATE BUILDING, 350 FIFTH AVENUE, STE # 7520
NEW YORK, NEW YORK 10118
(212) 979-8228

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To be Held on May 22, 2012

This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Helios and Matheson Information Technology Inc., a Delaware corporation (“Helios and Matheson” or the “Company”), to be voted at its Annual Meeting of Shareholders which will be held at 10:00 a.m. (local time), on Tuesday, May 22, 2012 at the Company’s headquarters located at Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York 10118 and at any postponements or adjournments thereof (the “Annual Meeting”).

At the Annual Meeting, the Company’s shareholders will be asked (i) to elect Messrs. Srinivasaiyer Jambunathan, Kishan Grama Ananthram, and Ms. Divya Ramachandran as directors of the Company to serve until the Annual Meeting of Shareholders in 2013 and until their respective successors are duly elected and qualified and (ii) to ratify the appointment of Mercadien, P.C. as the Company’s independent auditor for the year ending December 31, 2012.

This proxy statement and the accompanying form of proxy, together with the Company’s 2011 Annual Report to shareholders, are being mailed to shareholders on or about May 4, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Tuesday, May 22, 2012:

This proxy statement and the Company’s 2011 Annual Report to Shareholders are available for viewing, printing and downloading at www.hmny.com, under About Helios and Matheson.

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission (“SEC”), will be furnished without charge to any shareholder upon written request to Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York, 10118, Attention: Mr. Umesh Ahuja, Secretary. This proxy statement and the Company’s 2011 Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are also available on the SEC’s website at www.sec.gov.

GENERAL INFORMATION

PROXY SOLICITATION

Proxies may be solicited by mail, personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation). Since the Company is making this solicitation the expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company.

In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company’s common stock.

REVOKING YOUR PROXY

A shareholder may revoke a proxy at any time before it is exercised by one of the three following ways:

•	By filing with the Secretary of the Company a written revocation to the attention of Mr. Umesh Ahuja, Secretary, Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York, 10118, Telephone: (212) 979-8228. We must receive your written revocation before the time of the Annual Meeting;

•	By submitting a duly executed proxy bearing a later date than your original proxy. We must receive such later dated proxy before the time of the Annual Meeting; or

•	By voting in person at the meeting. However, attendance at the Annual Meeting does not by itself constitute revocation of a proxy. A shareholder who holds shares through a broker or other nominee must bring a legal proxy ballot to the meeting if that shareholder desires to vote at the meeting.

VOTING YOUR SHARES

Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “FOR” the two proposals included here.

Under the Company’s By-Laws, the presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the total number of outstanding shares of common stock, voting as a single class, entitled to vote, constitutes a quorum for the transaction of business. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

An “abstention” is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which instructions have not been received from the beneficial owners or persons entitled to vote, and (i) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

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VOTES REQUIRED FOR APPROVAL

Shares Entitled to Vote. Only holders of record of the Company’s common stock at the close of business on March 30, 2012 (the “Record Date”) are entitled to notice, to attend and to vote at the Annual Meeting with each share entitled to one vote. As of the close of business on the Record Date, the Company had 2,330,438 shares of common stock outstanding.

Votes Required. The votes required on each of the proposals are as follows:

Proposal 1: Election of Directors	The three nominees for director who receive the most votes will be elected. This is called a “plurality”. If you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either for or against the nominee. If you do not provide instructions on how to vote for a particular nominee, your broker will not vote with respect to such director.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the holders entitled to vote at the Annual Meeting is required to ratify the Audit Committee’s selection of the independent registered public accounting firm. If you abstain from voting, your abstention will not count as a vote cast for or against the proposal.

Controlled Company

Helios and Matheson Information Technology Ltd., an IT services organization with its corporate headquarters in Chennai, India, owns approximately 75% of the Company’s outstanding common stock.

Helios and Matheson is a “Controlled Company” for purposes of the NASDAQ listing requirements. A “Controlled Company” is a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company. Certain NASDAQ requirements do not apply to a “Controlled Company”, including requirements: (i) that a majority of its Board of Directors must be comprised of “independent” directors as defined in NASDAQ’s rules; and (ii) that the compensation of officers and the nomination of directors be determined in accordance with specific rules, generally requiring determinations by committees comprised solely of independent directors or in meetings at which only the independent directors are present.

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PROPOSAL 1

ELECTION OF DIRECTORS

We are asking our shareholders to elect three directors at the Annual Meeting. Each director will be elected to serve for a one-year term, unless he/she resigns or is removed before the term expires. Each of the nominees listed below is currently a member of the Board of Directors and each of them has consented to serve as a director if elected. There is detailed information about each of the nominees available in the section of this proxy statement titled “Nominees Standing for Election”.

If any of the nominees cannot serve for any reason, the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, we will vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the Board seat or seats open until a suitable candidate or candidates are nominated, or it may decide to reduce the size of the Board.

Nominees Standing for Election

The following nominees are standing for election to serve as directors until the Annual Meeting of Shareholders in 2013:

Name	Age	Position
Srinivasaiyer Jambunathan	73	Chairman and Director
Kishan Grama Ananthram	48	Director
Divya Ramachandran	32	Director

Srinivasaiyer Jambunathan has been a director of the Company since August 22, 2006 and Chairman of the Board since April 1, 2008.  Mr. Jambunathan was named Vice Chairman of the Board of Directors on November 8, 2006 and Lead Director on April 25, 2007.  Mr. Jambunathan is the Chairman of the Nominating and Corporate Governance Committee and the Executive Committee as well as a member of the Audit Committee and Compensation committee.  Mr. Jambunathan is a director for Patel Engineering Company Limited and Inventure Growth and Securities Private Limited, Mumbai and a non-executive director for Calyx Chemicals & Pharmaceuticals Limited, Mumbai. Since January 2001, Mr. Jambunathan has served as non-executive Chairman of First Policy Insurance Pvt. Ltd. From November 2003 to May 2007, Mr. Jambunathan was a director of JSW Steel Ltd. Mr. Jambunathan served as a director of the Bombay Stock Exchange, and thereafter, Bombay Stock Exchange Limited for a total period of six years until 2006. Mr. Jambunathan was also the non-executive Chairman of Bombay Stock Exchange from March 2003 to August 2005.  From March 2005 to August 2005 Mr. Jambunathan also served as non-executive Chairman of Provogue India Ltd., a men’s designer wear and fashion apparel company. Mr. Jambunathan was Chairman of the local Advisory Board, State Bank of Mauritius from 1996 to 2001. Mr. Jambunathan brings to the Company’s Board a wealth of knowledge of organizational and operational management as well as board leadership experience essential to a public company.

Kishan Grama Ananthram has been a director of the Company since August 22, 2006. Mr. Ananthram is the Chairman of the Compensation Committee and a member of the Executive Committee and Audit Committee. Mr. Ananthram has served as the Founder, Chairman and Chief Executive Officer of IonIdea, Inc., a software product and engineering outsourcing company since January 1994. Mr. Ananthram has over 20 years of entrepreneurial, management, sales and technology experience. Prior to founding IonIdea, Inc. Mr. Ananthram held various technical and management positions with NUS, Sprint, GTE, Fannie Mae and Hughes. Mr. Ananthram brings to the Company’s Board over 20 years of entrepreneurial, management, sales and technology experience.

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Divya Ramachandran has been a director of the Company since August 22, 2006. Ms. Ramachandran is a member of the Executive Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. Since May 2010, Ms. Ramachandran has been President and Chief Executive Officer of the Company. From February 2004 to May 2010, Ms. Ramachandran was at Helios and Matheson Information Technology Ltd., the Company’s parent, initially focusing on mergers and acquisitions and later on sales and client relationships. From June 2003 to January 2004, Ms. Ramachandran was Program Director for General Management Programs at the Indian School of Business. From July 2002 to January 2003, Ms. Ramachandran was a Senior Manager, Strategy and Restructuring Cell for Lupin Limited, one of India’s leading pharmaceutical companies. From June 2000 to 2001, Ms. Ramachandran was an associate with Arthur Andersen. Ms. Ramachandran brings to the Company’s Board valuable insight into organizational and operational issues as well as experience in managing complex global information technology companies.

Recommendation

The Nominating and Corporate Governance Committee has nominated each of the director nominees set forth in Proposal 1. The Board of Directors recommends that shareholders vote FOR each of the nominees.

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CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

During the year ended December 31, 2011, the Board of Directors met ten times. The Board of Directors has an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Committee of Independent Directors and an Executive Committee. During 2011, the Audit Committee held four meetings, the Executive Committee held eight meetings, the Nominating and Corporate Governance Committee held three meetings and the Committee of Independent Directors and Compensation Committee held two meeting each. During 2011, each director, except for Mr. Ananthram, attended 100% of the aggregate number of meetings of the Board of Directors and committees on which such directors served. During 2011 Mr. Ananthram attended 88% of the aggregate number of meetings of the Board of Directors and committees on which he served. Each of the committees of the Board of Directors acts pursuant to a separate written charter adopted by the Board of Directors.

It is anticipated that each member of the Board of Directors will attend the Company’s 2012 Annual Meeting of Shareholders. At the Company’s 2011 Annual Meeting of Shareholders, all four directors were in attendance. The Company does not have a formal policy with respect to directors’ attendance at the Annual Meeting of Shareholders.

Board Leadership Structure and Role in Risk Oversight

In accordance with the Company’s Bylaws, the Board of Directors elects the Company’s Chairman and Chief Executive Officer. Each of these positions may be held by the same person or may be held by different people. Currently, these two offices are held by different people. The Board of Directors believes that the Company and its shareholders are best served by having a policy that provides the Board of Directors the ability to select the most qualified and appropriate individual to lead the Board as Chairman. The Board of Directors also believes it is important to remain flexible when allocating responsibilities among these two offices in a way that best serves the needs of the Company. The Board of Directors believes it is appropriate at this time to maintain separate offices of Chairman and Chief Executive Officer as it allows the Company’s Chief Executive Officer to focus primarily on her management responsibilities.

In May 2011, the Board of Directors appointed Mr. Srinivasaiyer Jambunathan as the Company’s Chairman of the Board. Mr. Jambunathan is expected to continue to serve as Chairman of the Board following the Company’s 2012 Annual Meeting.

The Company is exposed to a number of risks that are inherent with every business. Such risks include, but are not limited to, financial and economic risks and legal and regulatory risks. While management is responsible for the day-to-day management of these risks, the Board of Directors, as a whole and through its committees, is responsible for the oversight of risk management. The Board of Directors is responsible for evaluating the adequacy of risk management processes and determining whether such processes are being implemented by management. The Board of Directors has delegated to the Audit Committee the primary role in carrying out risk oversight responsibilities. The Audit Committee’s Charter provides that it will discuss significant risks or exposures and assess the steps management has taken to minimize such risks to the Company. The Board of Directors has also delegated to other committees the oversight of risks within their areas of responsibility and expertise. For example, the Compensation Committee oversees risks associated with the Company’s policies and practices relating to compensation.

Independent Directors

Upon consideration of the criteria and requirements regarding director independence set forth in NASDAQ Rule 5605, the Board of Directors has determined that the following two nominees, Messrs. Jambunathan and Ananthram, meet NASDAQ’s independence standards. The Board of Directors is currently undertaking a search for a third independent director.

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Audit Committee

Audit Committee. The Audit Committee is authorized to engage the Company’s independent auditors and review with such auditors (i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company’s financial statements following completion of their audit and (iii) the Company’s policies and procedures with respect to internal accounting and financial controls. Through the date of the annual meeting, the Audit Committee will be comprised of Messrs. Thomas (Chairman), Ananthram and Jambunathan. Following the annual meeting and until a third independent director is appointed, the Audit Committee will be comprised of Messrs. Ananthram and Jambunathan. The Board of Directors has determined that Mr. Thomas qualifies as an “audit committee financial expert.” The Board of Directors has determined that each of the members of the Audit Committee is independent (as independence is defined in NASDAQ Rule 5605(a)(2) and in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended). During the year ended December 31, 2011, the Audit Committee held four meetings. The Audit Committee Charter is posted at the Company’s website, www.hmny.com, under About Helios and Matheson — Management. Any person may obtain a copy of the Audit Committee Charter without charge by calling 212-979-8228 or by writing to Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite 7520, New York, NY 10118, Attention Mr. Umesh Ahuja, Secretary.

Compensation Committee

Compensation Committee. The Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers, provided that all actions of the Compensation Committee must be ratified by the full Board of Directors within three months of the subject action. The Compensation Committee is also authorized to administer the Company’s Amended and Restated 1997 Stock Option and Award Plan. Currently, the Compensation Committee is comprised of Messrs. Ananthram (Chairman), Jambunathan and Ms. Ramachandran. The Board of Directors has determined that Mr. Ananthram and Mr. Jambunathan are independent members of the Compensation Committee (as independence is defined in NASDAQ Rule 5605(a)(2)). The Compensation Committee met twice during the year ended December 31, 2011. The Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems it appropriate and in the best interests of the Company. The Compensation Committee Charter is posted at the Company’s website, www.hmny.com, under About Helios and Matheson — Management.

Nominating and Corporate Governance Committee

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is authorized to nominate candidates to the Board of Directors. Through the date of the annual meeting, the Nominating and Corporate Governance Committee will be comprised of Messrs. Jambunathan (Chairman) and Thomas and Ms. Ramachandran. Following the date of the annual meeting, the Nominating and Corporate Governance Committee will be comprised of Mr. Jambunathan and Ms. Ramachandran.. The Board of Directors has determined that Messrs. Jambunathan and Thomas are independent members of the Nominating and Corporate Governance Committee (as independence is defined in NASDAQ Rule 5605(a)(2)). The Nominating and Corporate Governance Committee Charter is posted at the Company’s website, www.hmny.com, under About Helios and Matheson — Management. The Nominating and Corporate Governance Committee met three times during the year ended December 31, 2011.

The Nominating and Corporate Governance Committee receives recommendations for director nominees from a variety of sources, including from shareholders, management and members of the Board of Directors. Shareholders may recommend any person to be a director of the Company by writing to the Company’s Secretary. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation and the number of shares of the Company’s capital stock beneficially owned by the candidate and (iv) any other information that would be required under the SEC rules in a proxy statement listing the candidate as a nominee for director. There has been no material change to these procedures.

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The Nominating and Corporate Governance Committee generally reviews all recommended candidates at the same time and subjects all candidates to appropriate review criteria. Members of the Board of Directors should be qualified, dedicated, ethical and highly regarded individuals who have experience relevant to the Company’s operations and understand the complexities of the Company’s business environment. The Nominating and Corporate Governance Committee evaluates candidates in the context of the current composition of the Board of Directors, and these recommendations are submitted to the Board of Directors for review and approval. As part of this assessment, the Nominating and Corporate Governance Committee considers diversity of age, skills and such other factors as it deems appropriate, given the current needs of the Board of Directors and its committees. In addition, pursuant to NASDAQ Rules, the Company must have an Audit Committee composed of at least three members, each of whom must satisfy specified independence and qualification criteria. The Nominating and Corporate Governance Committee is also responsible for providing a leadership role in shaping and monitoring the corporate governance practices of the Company.

Executive Committee

Executive Committee. The Executive Committee has all the powers of the Board of Directors except for the matters that have been explicitly delegated by the Board of Directors to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The objectives of the Executive Committee include: (i) focusing on business development, (ii) assisting in formulating business strategies, (iii) monitoring the Company’s progress on a monthly basis (actual vs. planned performance), (iv) controlling expenditures, (v) when necessary, taking appropriate corrective action, (vi) formulating plans for the future, (vii) helping management improve performance and sanctioning actions by management to do so, (viii) periodically reviewing in consultation with the Company’s Chief Executive Officer the Company’s management succession planning and (ix) other actions consistent with applicable law and the Company’s governing documents that the Executive Committee or the Board deems appropriate. Pursuant to Delaware General Corporate Law, the Executive Committee may not approve, adopt or recommend to shareholders any action or matter other than the election or removal of directors expressly required to be submitted to shareholders for approval or the adoption, amendment or repealing of any bylaw of the Company. Following the date of the annual meeting and until we appoint a third independent director, the Nominating and Corporate Governance Committee will be comprised of Mr. Jambunathan and Ms. Ramachandran.. During the year ended December 31, 2011, the Executive Committee met eight times.

Other Committees

The Board of Directors may establish additional standing or ad hoc committees from time to time.

Shareholder Communication with the Board

Correspondence from the Company’s shareholders to the Board of Directors or any individual directors or officers should be sent to the Company’s Secretary. Correspondence addressed to either the Board of Directors as a body, or to any director individually, will be forwarded by the Company’s Secretary to the Chairman of the Nominating and Corporate Governance Committee or to the individual director, as applicable. The Company’s Secretary will regularly provide to the Board of Directors a summary of all shareholder correspondence that the Secretary receives. This process has been approved by the Company’s Board of Directors.

All correspondence should be sent to Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, NY 10118, Attention: Mr. Umesh Ahuja, Secretary.

Compensation Committee Interlocks and Insider Participation

As noted above, currently, the Compensation Committee is comprised of Messrs. Ananthram (Chairman), Jambunathan and Ms. Ramachandran. Ms. Ramanchandran has taken over the responsibility of President and Chief Excecutive Officer of the Company. None of the other members of the Compensation Committee has ever been an officer or employee of the Company.

Kishan Grama Ananthram, a member of the Company’s Board of Directors, is the Chief Executive Officer of IonIdea and Mr. Ananthram and his spouse own all of the outstanding capital stock of IonIdea. The Company currently uses professional services and equipment provided by IonIdea. For additional information, please see “Certain Relationships and Related Transactions”.

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Code of Business Conduct and Ethics

The Board of Directors has adopted a code of ethics designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the Securities and Exchange Commission and in the Company’s other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code, and accountability for adherence to the code. The code of ethics applies to all directors, executive officers and employees of the Company. The Company will provide a copy of the code to any person without charge, upon request to Ms. Jeannie Lovastik, Human Resources Generalist by calling (212) 979-8228 or by writing to Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, NY 10118, Attention: Ms. Jeannie Lovastik.

The Company intends to disclose any amendments to or waivers of its code of ethics as it applies to directors or executive officers by filing them on Form 8-K.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has recommended to the Board of Directors of the Company the selection of Mercadien, P.C. to be the independent auditor of the Company for the year ending December 31, 2012.

Mercadien has served as the principal accountant for the Company since April 7, 2005.

Audit Fees

For the years ended December 31, 2011 and 2010, the aggregate fees paid or expected to be paid to Mercadien, P.C. for the audit of the Company’s financial statements for such years and the review of the Company’s interim financial statements were $75,000 per year.

Audit-Related Fees

During the years ended December 31, 2011 and 2010, Mercadien, P.C. was paid $9,650 and $0, respectively, for audit-related fees.

Tax Fees

For the years ended December 31, 2011 and 2010, the aggregate fees paid or expected to be paid to Mercadien, P.C. for tax compliance, tax advice and tax planning services were $0 and $10,000, respectively.

All Other Fees

During the years ended December 31, 2011 and 2010, there were no fees paid to Mercadien, P.C. for professional services other than audit and tax services.

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Audit Committee Policies and Procedures

The Audit Committee reviews the independence of the Company’s auditors on an annual basis and has determined that Mercadien, P.C. is independent. In addition, the Audit Committee pre-approves all fees and work which is performed by the Company’s independent auditor.

Report of the Audit Committee of the Board of Directors

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2011. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS. The Audit Committee has discussed with Mercadien P.C., the Company’s independent accountants for the fiscal year ended December 31, 2011, the matters required to be discussed by SAS 61 (Communication With Audit Committees), as amended by SAS 90 (Audit Committee Communications) that includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has received from Mercadien P.C. the required written communication, as required by Independence Standards Board Standard No. 1 (that relates to the accountants’ independence from the Company and its related entities), and has discussed with the independent audit firm, that firm’s independence.

CONCLUSION. Based on the review and discussions with management and Mercadien P.C. referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

AUDIT COMMITTEE:
Daniel L. Thomas, Chairman
Kishan Ananthram
Shri S. Jambunathan

Auditors’ Attendance at the Annual Meeting

A representative of Mercadien, P.C., the independent auditor of the Company for the year ending December 31, 2011, is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement at the Annual Meeting and is expected to be available to respond to appropriate questions.

Recommendation

The Board of Directors recommends that the shareholders RATIFY the selection of Mercadien, P.C. to be the independent auditor of the Company for the year ending December 31, 2012.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned as of March 30, 2012 by each person known by the Company to own beneficially more than 5% of the common stock. None of the Company’s directors or executive officers named in the Summary Compensation Table own shares of the Company’s common stock or have the right to acquire shares of the Company’s common stock. As of March 30, 2012, 2,330,438 shares of the Company’s common stock were outstanding. Unless otherwise indicated in the table below, the address of each shareholder is c/o Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York 10118.

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	Common stock beneficially owned (1)
Name	Number of shares		Percentage of Ownership
Helios and Matheson Information Technology Ltd	1,743,040	(2)	74.80%
Navneet Chugh S	230,000	(3)	9.9%

(1)	As used in the tables above, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to have “beneficial ownership” of any security that such person has a right to acquire within 60 days of March 30, 2012. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person. Unless otherwise noted, the Company believes each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares. The table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission.

(2)	Helios and Matheson Information Technology Ltd.’s principal executive offices are located at #9 Nungambakkam High Road, Chennai 600034 India.

(3)	Address of Navneet Chugh S is 15925 Carmenita Road, Cerritos CA 90703 – 2206

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and certain beneficial owners of the Company’s equity securities (the “Section 16 Reporting Persons”) to file with the SEC reports regarding their ownership and changes in ownership of the Company’s equity securities. The Company believes that, during fiscal year 2011, its Section 16 Reporting Persons complied with all Section 16(a) filing requirements except that Helios and Matheson Information Technology Ltd, reporting as the parent of Helios and Matheson Inc., the entity that acquired or disposed of the securities did not timely file Form 4s covering two transactions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons, Promoters and Certain Control Persons

The following describes all transactions since January 1, 2010 and all proposed transactions in which the Company is, or it will be, a participant and the amount involved exceeds $120,000 or 1% of the average of the Company’s total assets at year end for the last 2 completed fiscal years; and in which any related person had or will have a direct or indirect material interest.

The Company’s former Interim CEO and CFO, Mr. Salvatore Quadrino, had an employment agreement which expired on June 30, 2010. Mr. Quadrino’s compensation during the fiscal years ended December 31, 2010 was $157,712. Mr. Quadrino left the Company on October 8, 2010.

Effective August 1, 2011, the Company renewed a Statement Of Work dated September 1, 2010 (expired on July 31, 2011) with IonIdea, Inc. to provide certain professional services, workstation facilities and communication equipment to the Company and its wholly-owned subsidiary Helios and Matheson Global Services Private Limited. The Statement of Work commenced on August 1, 2008, and continues through July 31, 2012 after renewal. Prior to September 4, 2008, the Company had been using the same professional services, workstation facilities and communication equipment from IonIdea without a contract since July 1, 2007. Kishan Grama Ananthram, a member of the Company’s Board of Directors, is the Chief Executive Officer of IonIdea and Mr. Ananthram and his spouse own all of the outstanding capital stock of IonIdea. The total amount paid to IonIdea is based upon the number of Company employees using workstation facilities and communication equipment. From January 1, 2010 through December 31, 2010 and January 1, 2011 through the date of this proxy statement, the amounts paid to IonIdea were $ 69,771 and $ 50,944. respectively.

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On August 4, 2010, the Company entered into a private placement securities purchase agreement with Helios and Matheson Inc., a wholly owned subsidiary of Helios and Matheson Information Technology Ltd., pursuant to which Helios and Matheson Inc. purchased 1,095,821 (before effecting a 1 for 2.5 reverse split in June 2011, it was 2,739,726) shares of the Company’s common stock at a price of $1.825 per share (before effecting a 1 for 2.5 reverse split in June 2011, it was $0.73 per share), equal to the closing bid price of the Company’s common stock on August 3, 2010, for a total investment of $2,000,000. The investment by Helios and Matheson Inc. was part of a plan submitted by the Company to NASDAQ to regain compliance with The NASDAQ Capital Market’s minimum shareholder’s equity requirement.

In September 2010, the Company entered into a Memorandum of Understanding with Helios and Matheson Information Technology Ltd. (the “HMIT MOU”) pursuant to which Helios and Matheson Information Technology Ltd. has agreed to make available to the Company facilities of dedicated Off-shore Development Centers (“ODCs”) and also render services by way of support in technology, client engagement, management and running the ODCs for the Company. The Company has furnished Helios and Matheson Information Technology Ltd. a security deposit of $1 million to cover any expenses, claims or damages that Helios and Matheson Information Technology Ltd. may incur while discharging its obligations under the HMIT MOU and also to cover the Company’s payables to Helios and Matheson Information Technology Ltd. Such security deposit may be increased as business operations are scaled up. Upon termination of the HMIT MOU, such security deposit will be refunded to the Company without interest and after adjusting such amounts towards any expenses, claims or damages and dues payable to Helios and Matheson Information Technology Ltd. Amounts paid or due to be paid to Helios and Matheson Information Technology Ltd. for services rendered under the HMIT MOU were $540,448 and $454,496 for the year ended December 31, 2011 and 2010 respectively.

Helios and Matheson Information Technology Ltd has been providing recruitment services to Helios and Matheson Information Technology Inc. and has not charged a fee for these services.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

As the holder of approximately 75% of the Company’s outstanding voting securities, Helios and Matheson Information Technology Ltd. will have significant influence on matters requiring shareholder approval, and will control matters which require only majority shareholder approval which includes the election of directors and approval of certain corporate transactions.

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DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Executive Officers

The following table sets forth the names, ages and offices of the Company’s current executive officers.

Name	Age	Title
Divya Ramachandran	32	President and Chief Executive Officer

Umesh Ahuja	38	Chief Financial Officer

Divya Ramachandran. Please see the biographical information included in the discussion of Proposal 1.

Umesh Ahuja has been the Company’s Chief Financial Officer since November 11, 2010. Mr. Ahuja is a CWA (India) and has passed the CPA exam in the United States but has not sought certification in any state. Mr. Ahuja has 16 years of corporate experience. Since June 2009, he was Vice President of Helios and Matheson Global Services, a wholly owned subsidiary of the Company located in Bangalore, India. From 1998 to 2009, Mr. Ahuja served as Assistant Vice President of Genpact India, a global leader in business process and technology management services.

Summary Compensation Table for 2011 and 2010

The following table sets forth certain information regarding compensation for services rendered in all capacities during the years ended December 31, 2011 and 2010 by our named executive officers.

Summary of Compensation table for 2011 and 2010
				Options	Performance	All Other
Name and Principal position	Year	Salary		Awards	Bonus	Compensation		Total

Salvatore M. Quadrino	2011	-		-	-	-		-
Former Interim Chief Executive Officer and Chief Financial Officer	2010	142,250		-	-	15,462	(1)	157,712

Divya Ramachandran	2011	185,000	(2)	-	-	71,634	(3)	256,634
President and Chief Executive Officer	2010	56,923		-	-	28,366	(4)	85,289

(1)	Includes severance and PTO payment.

(2)	In February 2012 Ms. Ramachandran’s salary was retroactively increased from $120,000 to $250,000 as of July 1, 2011 which resulted in total compensation of $185,000 for 2011. Of this amount, $65,000 was paid during the current year. See the discussion below.

(3)	Includes relocation expenses of $17,634 and also includes a rent expense reimbursement of $54,000 which was approved for the year 2011 but paid during 2012. See the discussion below.

(4)	Includes director’s fee of $10,000 and relocation expenses of $18,366 paid on appointment.

On February 13, 2012, the Company’s Compensation Committee decided to retroactively increase Ms. Ramachandran’s compensation. As of July 1, 2011, Ms. Ramachandran’s annual base salary was increased to $250,000 and effective as of April 1, 2011 Ms. Ramachandran was entitled to be reimbursed for her monthly rent and utility expenses.

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Option Exercises for 2011

No options were exercised by any officer of the Company during 2011.

Outstanding Equity Awards at 2011 Fiscal Year End

The following table provides certain information about all equity compensation awards held by the named executive officers as of December 31, 2011.

Option Awards
Number of
Securities
	Underlying			Option
	Unexercised		Option	Expiration
Name	Options	Grant Date	Exercise Price	Date

Divya Ramachandran	100	8/22/2006	$9.48	8/22/2011

(a) The options vested on August 22, 2007.

Employment Agreements

There are currently no employment agreements with the Company’s named executive officers.

Director Compensation

The following table sets forth certain information regarding compensation for services rendered by the Company’s directors during the fiscal year ended December 31, 2011. During the fiscal year ended December 31, 2011, there were no stock awards granted to directors and no other compensation was earned (including in the form of nonqualified deferred compensation earnings).

Fees Earned or Paid
Name	in Cash (a)
Srinivasaiyer Jambunathan	$30,000
Daniel L. Thomas	$30,000
Kishan Grama Ananthram	$30,000
David Quint Jr.	$5,000
Divya Ramachandran	$-

(a)	Non Employee directors received non-employee directors’ compensation of $7,500 per quarter during 2011. Each director is reimbursed for travel and other reasonable expenses incurred as related to the business of the Company.

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SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, proposals by shareholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us no later than the close of business on January 1, 2013 in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our Secretary at our corporate headquarters and may be included in next year’s annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission (“SEC”) governing shareholder proposals.

If a shareholder chooses not to include a proposal in our proxy pursuant to Rule 14a-8 of the Exchange Act, notice of the proposal must be received by the Company no later than March 15, 2013, otherwise the proxies may vote on the proposal in the manner they believe is appropriate, in accordance with SEC rules.

OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

MULTIPLE SHAREHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to shareholders who share an address, should be directed to Helios and Matheson Information Technology Inc., Attn: Mr. Umesh Ahuja, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, (212) 979-8228. In addition, shareholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting us at the address and phone number set forth in the prior sentence.

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A copy of the 2011 Annual Report to SHAREHOLDERS accompanies this Proxy Statement. COPIES OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2011, INCLUDING EXHIBITS, CONTAINING INFORMATION ON OPERATIONS AND THE COMPANY’S FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE UPON WRITTEN REQUEST WITHOUT CHARGE FOR REQUESTORS WHO INCLUDE IN THEIR WRITTEN REQUEST A GOOD FAITH REPRESENTATION THAT, AS OF MARCH 30, 2012, SUCH REQUESTOR WAS A BENEFICIAL OWNER OF THE COMPANY’S COMMON STOCK. PLEASE WRITE TO:

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.

EMPIRE STATE BUILDING

350 FIFTH AVENUE

SUITE # 7520

NEW YORK, NY 10118

ATTENTION: UMESH AHUJA, SECRETARY

Copies may also be obtained without charge through the SEC’s World Wide Web site at http://www.sec.gov

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HELIOS AND MATHESON INFORMATION TECHNOLOGY INC

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Ms. Divya Ramachandran, President and Chief Executive Officer, Helios and Matheson Information Technology Inc., a Delaware corporation (the “Company”), as proxy for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, $0.01 par value per share, of the Company that the undersigned is entitled to vote at the 2012 Annual Meeting of Shareholders of the Company, to be held on Tuesday, May 22, 2012, at 10:00 a.m. (local time), at the offices of the Company’s headquarter located at Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York 10118 and at any and all adjournments or postponements thereof, in accordance with the directions as follows with respect to the following matters (and with discretionary authority as to any and all other):

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU SIGN AND RETURN THIS PROXY WITHOUT GIVING ANY INSTRUCTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED BELOW AND FOR ALL OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Address Change/Comments
(Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

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Please mark your votes as indicated in this example	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2. Please mark your votes as in this example /x/.

	FOR ALL NOMINEES	WITHHOLD AUTHORITY
	listed below	to vote for all nominees
	(except as marked to	listed below	EXCEPTIONS
the contrary below)

1. Election of Directors Nominees	☐	☐	☐

  01 Srinivasaiyer Jambunathan

  02 Kishan Grama Ananthram

  03 Divya Ramachandran

2.	To ratify the appointment of Mercadien P.C., as the independent public accountants of the Company for the fiscal year ending December 31, 2012.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Signature(s)____________________________________________________________________Dated____________2012

NOTE: Please sign exactly as the name appears on this card. When shares are held by two or more persons, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Fold and detach here

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